ADVISORSHARES TRUST

AdvisorShares Peritus High Yield ETF

NYSE Arca Ticker: HYLD

Supplement dated December 8, 2017

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares Peritus High Yield ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of AdvisorShares Trust has approved the proposed reorganization of the Fund into a newly created series of Amplify ETF Trust (the “Acquiring Fund”).  The proposed reorganization is subject certain conditions, including approval by Amplify ETF Trust’s Board of Trustees and approval by shareholders of the Fund.

The Acquiring Fund will have the same investment objective and principal investment strategies as the Fund. Amplify Investments LLC (“Amplify”) will replace AdvisorShares Investments, LLC as investment adviser. Peritus I Asset Management, LLC will continue as sub-adviser and provide day-to-day portfolio management. The Acquiring Fund will pay Amplify a unitary fee of 1.25% out of which Amplify will pay substantially all operating expenses of the Acquiring Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees, except for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

The proposed reorganization would occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization.  If approved by shareholders, the reorganization is expected to occur during the second quarter of 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.